Income Taxes - Deferred income taxes (assets and liabilities netted by jurisdiction) as classified in the Consolidated Statements of Financial Position (Details) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Deferred tax assets — non-current	$ 645	$ 561
Deferred tax liabilities — non-current	(199)	(181)
Net deferred tax asset	$ 446	$ 380